EXHIBIT 10.4
ORLANDO THIRD AMENDMENT TO THE MASTER AGREEMENT

This Third Amendment (“Third Amendment”) dated this 20th day of December, 2010 pertains to the Purchase Agreement dated September 22nd, 2010, the Exhibits attached thereto, the First Amendment to Purchase Agreement dated October 14th, 2010 and the Second Amendment to Purchase Agreement dated November 19, 2010 entered into by and between THE ORLANDO RESERVOIR NO. 2 COMPANY, LLC, a Colorado limited liability company (hereinafter referred to as “Seller”) and TRWC, INC., a Colorado corporation d/b/a TWO RIVERS WATER COMPANY (hereinafter referred to as “Buyer”).   The Purchase Agreement, the Exhibits attached thereto, the First Amendment to Purchase Agreement and the Second Amendment to Purchase Agreement are hereinafter collectively referred to as the “Agreement”.  Seller and Buyer are individually referred to hereinafter as a “Party” and collectively as the “Parties.”

To the extent of any inconsistencies between the terms of the Agreement and this Third Amendment, the terms of this Third Amendment will control.  Capitalized terms used herein, if not separately defined in this Third Amendment, will have the same meanings ascribed to them in the Agreement.

RECITAL

By execution of this Third Amendment the Parties intend to extend certain deadlines defined in the Agreement.  The continuance of said deadlines is the sole purpose of the Parties in executing this Third Amendment. The Parties’ remaining obligations contained in the Agreement shall remain unchanged.

WHEREAS, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby amend the Agreement as follows:

1.	The second-to-last sentence of Subsection 2.2 of Section II. titled “Title” shall be amended to state as follows:

The date of Closing shall be extended for a reasonable period of time to allow for the above time periods but in no case beyond February 15th, 2011.

2.	Subsection 3.1 of Section III. titled “Closing” shall be amended to state the following:

Time and Place.  The closing of the purchase of the Property (“Closing”) shall be at the offices of Title Company Land Title Guarantee Company, Inc., 102 S. Tejon St., Suite 100, Colorado Springs, CO, 80903 on February 15th, 2011 or on an earlier date if mutually agreed to by the Parties hereto.

3.	The first sentence of Subsection 4.1 of Section IV. titled “Buyer’s Due Diligence” shall be amended to state the following:

Property Approval Period.  As noted above, Buyer and Seller have been negotiating this transaction for a few months, and during that time Buyer has completed certain due-diligence regarding the Water Rights.  Buyer shall have an additional period of time through and including February 15th, 2011 (the “Approval Date”) to determine, in its sole discretion, the feasibility of Buyer’s planned investment in the Property.

4.
Two (2) additional sentences shall be added to the end of Subsection 4.1 of Section IV as follows: If Buyer, in its sole discretion, determines the transaction contemplated herein is not suitable for its planned investment on or before February 10th, 2011, the Earnest Money shall be refunded to Buyer.  From and after the date of this Third Amendment, Buyer agrees to keep Seller advised of the status of its due diligence and financing efforts and will periodically update Seller on the status of those efforts as requested by Seller.

The remainder of Subsection 4.1 of Section IV shall remain unchanged and in full force and effect.

5.	Except as modified by this Second Amendment, all terms of the Agreement shall remain in full force and effect.

This Amendment is executed as of the date first written above.

SELLER:
THE ORLANDO RESERVOIR NO. 2 COMPANY, LLC,
a Colorado limited liability company

____________________________________
By: ________________________________
Its:  Manager

BUYER:
TWRC, INC., a Colorado Corporation
d/b/a TWO RIVERS WATER COMPANY

___________________________________
By: John R. McKowen
Its: CEO
 or

___________________________________
By: Wayne Harding
Its: CFO